Commitments	12 Months Ended
Dec. 31, 2022
Disclosure Of Commitments [Abstract]
Commitments

28. Commitments

In the normal course of business, the Company enters into license agreements for the market launching or commercialization of products. Under a royalty stream agreement entered into January 2022, the Company has made a minimum upfront payment of $400 which can be used to reduce future royalty payments calculated as a low-single digit percentage of net sales on products and a low-single digit percentage of license revenues in regard to certain small molecule product candidates targeted by the agreement. A licensing agreement requires a royalty calculated as a low-single digit percentage of net sales on products for a certain small molecule drug candidate. Under licensing agreements pertaining to the Company's former bioseparation business, the Company must pay royalties ranging from a low-single digit to a mid-double digit percentage on the royalty revenues it earns from a sub-licensing agreement.

At December 31, 2021, SALP had the right to receive, under a royalty stream agreement, minimum royalty payments and a 2% royalty on future revenues relating to patents of a specified small molecule product candidate and analogues. The obligations under this royalty agreement were secured by all the assets of the Company until the expiry of the last patent covered by this agreement. In the case where royalties based on revenues became payable, the minimum royalty previously paid would be deducted from future remittances. In February 2022, the royalty stream agreement was terminated.